EXHIBIT 4e


                                SECOND AMENDMENT
                                       TO
                      REVOLVING CREDIT AGREEMENT (FACILITY A)


          THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (FACILITY A) (this "Amendment") dated as of May 24, 1996 is among TANDY CORPORATION, a
      ---------
     Delaware corporation (the "Company"), and the banks and other financial
                                -------
     institutions listed on the signature pages under the heading Banks ("Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as agent (in such
       -----
     capacity, the "Agent") for the Banks.
                    -----

                              PRELIMINARY STATEMENT
                              ---------------------

          (a) The Company, certain of the Banks, BARCLAYS BANK PLC ("Barclays")
                                                                     --------
     and the Agent entered into a Revolving Credit Agreement (FACILITY A) (the "Original Credit Agreement") dated as of May 27, 1994.
      -------------------------

          (b) The Company, the Banks, Barclays and the Agent entered into the Agreement and First Amendment To Revolving Credit Agreement (FACILITY A) ("First Amendment") dated as of May 26, 1995 modifying the Original Credit
       ---------------
     Agreement (the Original Credit Agreement as amended by the First Amendment being the "Credit Agreement"), which inter alia added CITICORP USA, INC.
                ----------------
     ("Citicorp"), and COMMERZBANK AKTIENGELLSCHAFT, ATLANTA AGENCY
       --------
     ("Commerzbank"), as Banks under the Credit Agreement, retired Barclays as a
       -----------
     Bank thereunder, modified the Commitment amount for each Bank and amended the definition of "Maturity Date".

          (c) There are no outstanding loan balances or any advances owed by the Company to any of the Banks pursuant to the Credit Agreement.

          (d) The Company has requested that the definition of the term "Maturity Date" be amended.

          (e) All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks and the Agent hereby agree as follows:

          SECTION 1.  Amendment to Section 1.01 of the Credit Agreement.  The
                      -------------------------------------------------
     definition of the term "Maturity Date" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "'Maturity Date' means July 31, 1996, or the earlier termination of the Commitments pursuant to Section 7.01."
                                 ------------

          SECTION 2.  Conditions to Effectiveness. This Amendment shall become
                      ---------------------------
     effective when, and only when, the following conditions have been fulfilled:

          (a) the Company and the Banks shall have executed a counterpart of this Amendment;

          (b) the Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed by the Company and the Banks; and

          (c) the Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company certifying that attached thereto is (i) a true and complete copy of the general borrowing resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and (ii) the incumbency and specimen signature of each officer of the Company executing this Amendment.

          SECTION 3.  Representations and Warranties True; No Default or Event
                      --------------------------------------------------------
     of Default.  The Company hereby represents and warrants to the Agent and
     ----------
     the Banks that after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 4.  Reference to the Credit Agreement and Effect on the Notes.
                      ---------------------------------------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

          (b) Upon the effectiveness of this Amendment, each reference in the Notes to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

          (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the Notes to the "Maturity Date" shall mean and be a reference to such term as modified pursuant to Section 1.
                                                    ---------

          (d) The Credit Agreement and the Notes, as amended and affected hereby, shall remain in full force and effect and are hereby ratified and confirmed.

          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
     CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE BANKS AND THE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

          SECTION 6.  Descriptive Headings.  The section headings appearing in
                      --------------------
     this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Amendment.

          SECTION 7.  FINAL AGREEMENT OF THE PARTIES.  THE CREDIT AGREEMENT
                      ------------------------------
     (INCLUDING THE EXHIBITS AND SCHEDULE THERETO), AS AMENDED HEREBY, THE NOTES, THE AGENT'S LETTER AND THE OTHER LOAN DOCUMENTS, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES RESPECTING THE SUBJECT MATTER HEREOF AND THEREOF.

          SECTION 8.  Execution in Counterparts. This Amendment may be executed
                      -------------------------
     in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                          TANDY CORPORATION


                          By:  /s/ Loren K. Jensen
                               ------------------------------
                          Name:  Loren K. Jensen
                          Title: Vice President-Treasurer

                          TEXAS COMMERCE BANK
                          NATIONAL ASSOCIATION, as Agent

                          By:  /s/ B.B. Wuthrich
                               ------------------------------
                          Name:  B.B. Wuthrich
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $15,000,000          BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION



                          By:  /s/ W. Thomas Barnett
                               ------------------------------
                          Name:  W. Thomas Barnett
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $15,000,000          THE BANK OF NEW YORK




                          By:  /s/ Charlotte Sohn
                               ------------------------------
                          Name:  Charlotte Sohn
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $7,500,000           BANK ONE, TEXAS, N.A.



                          By:  /s/ John D. Hudgens
                               ------------------------------
                          Name:  John D. Hudgens
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $10,000,000          THE BANK OF TOKYO TRUST COMPANY



                          By:  /s/ J. Bruce Meredith
                               ------------------------------
                          Name:  J. Bruce Meredith
                          Title: Senior Vice President
                                 and Manager

     Commitment:          Banks
     ----------           -----

     $7,500,000           THE CHASE MANHATTAN BANK, N.A.



                          By:  /s/ Ellen L. Gertzog
                               ------------------------------
                          Name:  Ellen L. Gertzog
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $15,000,000          CONTINENTAL BANK N.A.



                          By:  /s/
                               ------------------------------
                          Name:
                          Title:

                    REPLACED BY COMBINED
                    BANK OF AMERICA

     Commitment:          Banks
     ----------           -----

     $15,000,000          CREDIT LYONNAIS NEW YORK BRANCH



                          By:  /s/ Robert Ivosevich
                               ------------------------------
                          Name:  Robert Ivosevich
                          Title: Senior Vice President

     Commitment:          Banks
     ----------           -----

     $10,000,000          THE FIRST NATIONAL BANK OF BOSTON



                          By:  /s/ Judith C. E. Kelly
                               ------------------------------
                          Name:  Judith C. E. Kelly
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $7,500,000           FIRST UNION NATIONAL BANK OF
                          NORTH CAROLINA



                          By:  /s/ Jane W. Workman
                               ------------------------------
                          Name:  Jane W. Workman
                          Title: Senior Vice President

     Commitment:          Banks
     ----------           -----

     $10,000,000          MELLON BANK, N.A.



                          By:  /s/ Marc T. Kennedy
                               ------------------------------
                          Name:  Marc T. Kennedy
                          Title: Assistant Vice President

     Commitment:          Banks
     ----------           -----

     $15,000,000          NATIONAL WESTMINSTER BANK, Plc
                          New York Branch



                          By:  /s/ Marilyn A. Windsor
                               ------------------------------
                          Name:  Marilyn A. Windsor
                          Title: Vice President

                          NATIONAL WESTMINSTER BANK, Plc
                          Nassau Branch

                          By:  /s/ Marilyn A. Windsor
                               ------------------------------
                          Name:  Marilyn A. Windsor
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $15,000,000          NATIONSBANK OF TEXAS, N.A.



                          By:  /s/ Todd Shipley
                               ------------------------------
                          Name:  Todd Shipley
                          Title: Senior Vice President

     Commitment:          Banks
     ----------           -----

     $10,000,000          SOCIETE GENERALE, SOUTHWEST AGENCY



                          By:  /s/ Louis P. Laville, III
                               ------------------------------
                          Name:  Louis P. Laville, III
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $7,500,000           THE SUMITOMO BANK, LIMITED
                          HOUSTON AGENCY



                          By:  /s/ Harumitsu Seki
                               ------------------------------
                          Name:  Harumitsu Seki
                          Title: General Manager

     Commitment:          Banks
     ----------           -----

     $20,000,000          TEXAS COMMERCE BANK
                          NATIONAL ASSOCIATION



                          By:  /s/ B.B. Wuthrich
                               ------------------------------
                          Name:  B.B. Wuthrich
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $10,000,000          TORONTO DOMINION (TEXAS), INC.



                          By:  /s/ Diane Bailey
                               ------------------------------
                          Name:  Diane Bailey
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $5,000,000           CITICORP USA, INC.



                          By:  /s/ Marjorie Futornick
                               ------------------------------
                          Name:  Marjorie Futornick
                          Title: Vice President

     Commitment:          Banks
     ----------           -----

     $5,000,000           COMMERZBANK, AKTIENGESELLSCHAFT,
                          ATLANTA AGENCY



                          By:  /s/ Andreas K. Bremer
                               ------------------------------
                          Name:  Andreas K. Bremer
                          Title: Senior Vice President & Manager


                          By:  /s/ Harry P. Yergey
                               ------------------------------
                          Name:  Harry P. Yergey
                          Title: Vice President